Growth Portfolio
Schedule of Investments (unaudited)
As of March 31, 2024
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.1%)
Communication Services (13.0%)
*	Alphabet Inc. Class C	577,872	87,987
	Meta Platforms Inc. Class A	127,001	61,669
*	Netflix Inc.	33,447	20,313
*	Spotify Technology SA	27,305	7,206
*	ZoomInfo Technologies Inc.	156,491	2,509
			179,684
Consumer Discretionary (13.3%)
*	Amazon.com Inc.	604,245	108,994
	TJX Cos. Inc.	165,224	16,757
	Hilton Worldwide Holdings Inc.	74,306	15,850
*	DraftKings Inc. Class A	309,943	14,075
*	Airbnb Inc. Class A	75,772	12,500
*	Chipotle Mexican Grill Inc.	2,486	7,226
*	Lululemon Athletica Inc.	12,114	4,732
*	O'Reilly Automotive Inc.	3,005	3,392
			183,526
Financials (12.9%)
	Mastercard Inc. Class A	70,089	33,753
	Progressive Corp.	103,602	21,427
	S&P Global Inc.	45,066	19,173
*	Corpay Inc.	60,190	18,571
	Ares Management Corp. Class A	112,401	14,947
	American Express Co.	64,352	14,652
	KKR & Co. Inc.	142,334	14,316
	MSCI Inc.	21,274	11,923
	Morgan Stanley	125,418	11,810
	Marsh & McLennan Cos. Inc.	44,608	9,188
	Visa Inc. Class A	26,348	7,353
			177,113
Health Care (8.8%)
	Eli Lilly & Co.	50,525	39,306
	UnitedHealth Group Inc.	41,211	20,387
	Danaher Corp.	71,195	17,779
	Zoetis Inc.	84,355	14,274
*	Vertex Pharmaceuticals Inc.	27,498	11,494
*	Boston Scientific Corp.	107,801	7,383
	Stryker Corp.	17,079	6,112
*	Mettler-Toledo International Inc.	2,800	3,728
			120,463
Industrials (6.0%)
*	Uber Technologies Inc.	298,789	23,004

		Shares	Market Value ($000)
	TransUnion	208,599	16,646
*	Copart Inc.	247,964	14,362
	General Dynamics Corp.	34,498	9,745
	Airbus SE ADR	188,142	8,685
	Waste Connections Inc. (XTSE)	40,354	6,941
	IDEX Corp.	12,313	3,005
			82,388
Information Technology (41.4%)
	Microsoft Corp.	388,480	163,441
	NVIDIA Corp.	121,699	109,962
	Apple Inc.	511,682	87,743
	Monolithic Power Systems Inc.	28,355	19,208
	Intuit Inc.	29,356	19,081
*	ServiceNow Inc.	22,302	17,003
	Microchip Technology Inc.	184,692	16,569
	Salesforce Inc.	54,809	16,507
*	Advanced Micro Devices Inc.	90,498	16,334
	ASML Holding NV GDR (Registered)	16,096	15,621
*	HubSpot Inc.	18,813	11,788
	Marvell Technology Inc.	161,663	11,459
	KLA Corp.	15,256	10,657
*	Atlassian Corp. Ltd. Class A	53,348	10,409
*	Gartner Inc.	20,680	9,858
*	Shopify Inc. Class A (XTSE)	125,615	9,694
*	Workday Inc. Class A	32,418	8,842
*	Cadence Design Systems Inc.	27,820	8,660
*	MongoDB Inc.	16,597	5,952
*	ARM Holdings plc ADR	16,550	2,069
			570,857
Real Estate (3.7%)
	Welltower Inc.	170,803	15,960
	Equinix Inc.	15,557	12,840
	American Tower Corp.	60,828	12,019
	Prologis Inc.	76,366	9,944
			50,763
Total Common Stocks (Cost $950,152)			1,364,794
Temporary Cash Investments (1.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 5.407%	14	1

	Face Amount ($000)	Market Value ($000)
Repurchase Agreement (1.0%)
Bank of America Securities, LLC 5.330%, 4/1/24 (Dated 3/28/24, Repurchase Value $14,008,000, collateralized by Fannie Mae 2.500%–5.500%, 6/1/25–6/1/53, Freddie Mac 2.000%–7.000%, 9/1/26–2/1/49, and Ginnie Mae 3.000%–8.000%, 4/15/27–12/20/53, with a value of $14,280,000)	14,000	14,000
Total Temporary Cash Investments (Cost $14,001)		14,001
Total Investments (100.1%) (Cost $964,153)		1,378,795
Other Assets and Liabilities—Net (-0.1%)		(917)
Net Assets (100%)		1,377,878
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of March 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,364,794	—	—	1,364,794
Temporary Cash Investments	1	14,000	—	14,001
Total	1,364,795	14,000	—	1,378,795